Bottomline Technologies Reports Second Quarter Results

Revenue Growth Drives Profit Increase

PORTSMOUTH, N.H. – January 28, 2010 – Bottomline Technologies (NASDAQ: EPAY), a leading provider of collaborative payment, invoice and document automation solutions, today reported financial results for the second quarter ended December 31, 2009.

Revenues for the second quarter were $40.1 million, an increase of $5.8 million, or 17%, from the second quarter of last year.

Gross margin for the second quarter was $22.6 million, an increase of $3.6 million from the second quarter of last year.  Net income for the second quarter was $0.7 million, or net income per share of $0.03.

Core net income for the second quarter was $6.6 million after excluding acquisition-related expenses of $3.5 million and equity-based compensation of $2.4 million.  Core net income was double the $3.3 million reported in the second quarter of last year.  Core earnings per share was $0.25 as compared with $0.14 in the second quarter of last year.

“We had a very strong second quarter highlighted by 17% revenue growth from the prior year,” said Rob Eberle, President and CEO of Bottomline Technologies.  “In fact, we outperformed in all our important metrics with cash flow from operations of $10 million driving a quarter end cash balance of $55 million, core net income of $6.6 million and strong demand across our business driving orders of $43 million.  Strategically, we added several new customers, expanded important and existing customer relationships and made significant progress on the integration of PayMode during the quarter.  We enter the third quarter with a strong pipeline and confident we will continue to execute against our strategic plan.”

Revenues for the six months ended December 31, 2009 increased to $76.7 million as compared with $69.8 million in the same period last year.  Net income for the six months ended December 31, 2009 was $1.9 million, or net income per share of $0.07.

Core net income for the six months ended December 31, 2009 was $13.4 million after excluding acquisition-related expenses of $7.2 million and equity-based compensation of $4.3 million.  Core net income was more than double the $6.1 million reported for the six months ended December 31, 2008.  Core earnings per share was $0.52 for the six months ended December 31, 2009 as compared with $0.25 in the same period last year.

Second Quarter Customer Highlights

•
Extended relationships and expanded use of Bottomline’s WebSeries® cash management platform for payments and reporting by Franklin Templeton, Raymond James, Morgan Stanley Smith Barney, Cigna Corporation, Medavie Blue Cross and Fidelity.

•
Welcomed new customers who selected Bottomline solutions for increased efficiency, security and visibility of enterprise payment and document processes, including Trustmark Insurance Company, Assurant Solutions, Reliance Steel & Aluminum Co., State of Vermont Office of the State Treasurer, Quanta Services, Silliker, Inc., Systems Material Handling, ALK Abello, Inc., and Super Store Industries.

•
Strengthened existing customer relationships through orders to expand existing implementations of Bottomline corporate payment and document automation solutions from organizations such as Thermo Fisher Scientific, Weight Watchers International, RRI Energy, Electric Insurance, St. Elizabeth Healthcare, Pacificare Health Systems, OneBeacon Insurance, NYC School Construction Authority, Amcor Sunclipse, Highwoods Properties, Intercontinental Terminals, Agility, TLD Acquisition Company, Illinois Secretary of State, H. Muehlstein and Company, Herbalife International, Novartis, The Prudential, South West Water, Invesco and Lafarge Aggregates.

•	Our Legal eXchange™ platform added several new customers including Providence Holdings, an A.M. Best-ranked property and casualty company, and Monitor Liability Managers, Inc.

•
Selected by organizations seeking to optimize their Microsoft Dynamics® AX implementations with advanced capabilities for transactional document automation, including Les Produits Chimiques Magnus, Younger Optics, Biagi Brothers, Valley Towing Products, National Decorations Inc. (NDI), and Survey Sampling International.

Second Quarter Strategic Corporate Highlights

•	Recognized for innovation and strategic value derived from cloud computing for order to cash processes by the British Computing Society and Computing magazine.

•
Named to the 2009 FinTech 100, the annual ranking of the top technology providers serving the global banking and financial services community as compiled by American Banker, Bank Technology News and IDC Financial Insights.

•
Launched the latest version of Transform™ AP for integration with Oracle E-Business Suite. Transform AP is designed to provide organizations that are standardized on Oracle with seamless functionality for digital invoice data capture, approval workflow and storage as a means to accelerate accounts payable process cycles and reduce costs associated with manual paper invoice management.

•
Introduced the availability of the Legal eXchange Reporting Suite for robust reporting and data analysis, before, during, and after the life of a matter either through standardized or customized reporting with drill-down capabilities, permission-based sharing and security.

•	Named the “Information & Computer Technology (ICT) Global Business of the Year” by the Software Association of New Hampshire and the New Hampshire Office of International Commerce.

•	Recognized as a 2009 ”Best Company to Work For” by Business NH Magazine.

Bottomline has presented supplemental non-GAAP financial measures and statements as part of this earnings release.  Core net income is a non-GAAP financial measure.  The non-GAAP financial measures and statements exclude certain items, specifically amortization of intangible assets, equity-based compensation, acquisition-related expenses and restructuring related costs.  The presentation of this non-GAAP financial information should not be considered in isolation from, or as a substitute for, the financial results presented in accordance with GAAP. Bottomline believes that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same non-GAAP financial measures and statements internally to assess the ongoing performance of the company.  Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies.  Shares used in computing diluted core net income per share are calculated using the treasury stock method which assumes full exercise of in-the-money stock options and warrants and full vesting of restricted stock.  A reconciliation of the GAAP results to the non-GAAP results for the three and six month periods ended December 31, 2009 and 2008 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	(in thousands)		(in thousands)
	2009	2008	2009	2008
GAAP net income (loss)	$704	$(2,869)	$1,876	$(6,718)
Amortization of intangible assets	3,361	3,948	6,667	8,384
Equity-based compensation	2,400	2,203	4,308	4,413
Acquisition-related expenses	127	-	529	35
Core net income	$6,592	$3,282	$13,380	$6,114

About Bottomline Technologies
Bottomline Technologies (NASDAQ: EPAY) provides collaborative payment, invoice and document automation solutions to corporations, financial institutions and banks around the world. The company’s solutions are used to streamline, automate and manage processes involving payments, invoicing, global cash management, supply chain finance and transactional documents. Organizations trust these solutions to meet their needs for cost reduction, competitive differentiation and optimization of working capital. Headquartered in the United States, Bottomline also maintains offices in Europe and Asia-Pacific. For more information, visit www.bottomline.com.

Bottomline Technologies, WebSeries, Legal eXchange, PayMode, Transform and the BT logo are trademarks of Bottomline Technologies (de), Inc. which may be registered in certain jurisdictions. All other brand/product names are trademarks of their respective holders.

Cautionary Language
This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies' financial results, refer to the Company's Quarterly Report on Form 10-Q, and amendments thereto, for the quarter ended September 30, 2009 and the Company’s Annual Report on Form 10-K for the year ended June 30, 2009, on file with the SEC. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

Media Contact:
Kevin Donovan
Bottomline Technologies
603-501-5240
kdonovan@bottomline.com

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	December 31,
	2009	2008
Revenues:
Software licenses	$3,787	$3,597
Subscriptions and transactions	10,469	7,744
Service and maintenance	23,775	20,527
Equipment and supplies	2,091	2,466
Total revenues	40,122	34,334

Cost of revenues:
Software licenses	321	207
Subscriptions and transactions (1)	5,160	3,792
Service and maintenance (1)	10,405	9,513
Equipment and supplies	1,590	1,824
Total cost of revenues	17,476	15,336

Gross profit	22,646	18,998

Operating expenses:
Sales and marketing (1)	8,825	8,150
Product development and engineering (1)	4,753	5,238
General and administrative (1)	4,248	4,619
Amortization of intangible assets	3,361	3,948
Total operating expenses	21,187	21,955
Income (loss) from operations	1,459	(2,957)
Other (expense) income, net	(93)	615
Income (loss) before income taxes	1,366	(2,342)
Provision for income taxes	662	527
Net income (loss)	$704	$(2,869)
Basic net income (loss) per share attributable to common stockholders	$0.03	$(0.12)
Diluted net income (loss) per share attributable to common stockholders	$0.03	$(0.12)
Shares used in computing basic net income (loss) per share:	25,092	24,033
Shares used in computing diluted net income (loss) per share:	25,933	24,033

Core net income (excludes amortization of intangible assets, acquisition-related expenses and stock compensation expense):(2)
Net income	$6,592	$3,282
Diluted net income per share (3)	$0.25	$0.14

(1) Stock-based compensation is allocated as follows:
Cost of revenues: subscriptions and transactions	$61	$49
Cost of revenues: service and maintenance	444	212
Sales and marketing	838	648
Product development and engineering	329	197
General and administrative	728	1,097
	$2,400	$2,203
(2) Core net income excludes charges for amortization of intangible assets of $3,361 and $3,948, acquisition-related expenses of $127 and zero, and stock compensation expense of $2,400 and $2,203, for the three months ended December 31, 2009 and 2008, respectively.

(3) Shares used in computing diluted core net income per share were 26,687 and 24,120 for the three months ended December 31, 2009 and 2008, respectively.

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Six Months Ended
	December 31,
	2009	2008
Revenues:
Software licenses	$6,750	$7,203
Subscriptions and transactions	18,750	15,973
Service and maintenance	46,910	41,676
Equipment and supplies	4,268	4,988
Total revenues	76,678	69,840

Cost of revenues:
Software licenses	540	407
Subscriptions and transactions (1)	9,038	7,991
Service and maintenance (1)	20,125	19,303
Equipment and supplies	3,211	3,679
Total cost of revenues	32,914	31,380

Gross profit	43,764	38,460

Operating expenses:
Sales and marketing (1)	16,708	16,788
Product development and engineering (1)	8,843	10,660
General and administrative (1)	8,538	9,792
Amortization of intangible assets	6,667	8,384
Total operating expenses	40,756	45,624
Income (loss) from operations	3,008	(7,164)
Other income, net	128	763
Income (loss) before income taxes	3,136	(6,401)
Provision for income taxes	1,260	317
Net income (loss)	$1,876	$(6,718)
Basic net income (loss) per share attributable to common stockholders	$0.07	$(0.28)
Diluted net income (loss) per share attributable to common stockholders	$0.07	$(0.28)
Shares used in computing basic net income (loss) per share:	24,747	23,958
Shares used in computing diluted net income (loss) per share:	25,372	23,958

Core net income (excludes amortization of intangible assets, acquisition-related expenses and stock compensation expense):(2)
Net income	$13,380	$6,114
Diluted net income per share (3)	$0.52	$0.25

(1) Stock-based compensation is allocated as follows:
Cost of revenues: subscriptions and transactions	$114	$131
Cost of revenues: service and maintenance	749	390
Sales and marketing	1,487	1,343
Product development and engineering	533	400
General and administrative	1,425	2,149
	$4,308	$4,413
(2) Core net income excludes charges for amortization of intangible assets of $6,667 and $8,384, acquisition-related expenses of $529 and $35, and stock compensation expense of $4,308 and $4,413, for the six months ended December 31, 2009 and 2008, respectively.

(3) Shares used in computing diluted core net income per share were 25,882 and 24,210 for the six months ended December 31, 2009 and 2008, respectively.

 Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)
	December 31,	June 30,
	2009	2009
Assets
Current assets:
Cash, cash equivalents and short-term investments	$55,000	$50,303
Accounts receivable	24,266	23,118
Other current assets	6,934	5,531
Total current assets	86,200	78,952
Property and equipment, net	15,326	10,106
Intangible assets, net	103,729	89,589
Other assets	5,149	4,504
Total assets	$210,404	$183,151

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,224	$5,955
Accrued expenses	8,178	9,290
Deferred revenue	32,190	33,029
Total current liabilities	46,592	48,274
Deferred revenue, non-current	13,168	10,213
Deferred income taxes	2,335	2,263
Other liabilities	2,064	1,852
Total liabilities	64,159	62,602

Stockholders' equity
Common stock	28	27
Additional paid-in-capital	310,661	287,082
Accumulated other comprehensive loss	(5,461)	(4,920)
Treasury stock	(23,579)	(24,360)
Accumulated deficit	(135,404)	(137,280)
Total stockholders' equity	146,245	120,549
Total liabilities and stockholders' equity	$210,404	$183,151

Non-GAAP Financial Statements

Bottomline has presented supplemental non-GAAP statements of operations as part of this earnings release. Core income, which excludes certain items, specifically amortization of intangible assets, equity-based compensation, acquisition-related expenses and restructuring related costs is a non-GAAP financial measure.  The presentation of this information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP. Bottomline believes this supplemental presentation is useful to investors because it provides an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same financial statements internally to assess the ongoing performance of the company. Since this information is not in accordance with GAAP, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies.  Shares used in computing diluted core net income per share are calculated using the treasury stock method which assumes full exercise of in-the-money stock options and warrants and full vesting of restricted stock.  All amounts are in thousands, except per share amounts.

	Non-GAAP
	Three Months Ended
	December 31,
	2009	2008
Revenues:
Software licenses	$3,787	$3,597
Subscriptions and transactions	10,469	7,744
Service and maintenance	23,775	20,527
Equipment and supplies	2,091	2,466
Total revenues	40,122	34,334

Cost of revenues:
Software licenses	321	207
Subscriptions and transactions	5,099	3,743
Service and maintenance	9,961	9,301
Equipment and supplies	1,590	1,824
Total cost of revenues	16,971	15,075

Gross profit	23,151	19,259

Operating expenses:
Sales and marketing	7,987	7,502
Product development and engineering	4,424	5,041
General and administrative	3,393	3,522
Total operating expenses	15,804	16,065
Core income from operations	7,347	3,194
Other (expense) income, net	(93)	615
Core income before income taxes	7,254	3,809
Provision for income taxes	662	527
Core net income	$6,592	$3,282
Diluted core net income per share	$0.25	$0.14

	Non-GAAP
	Six Months Ended
	December 31,
	2009	2008
Revenues:
Software licenses	$6,750	$7,203
Subscriptions and transactions	18,750	15,973
Service and maintenance	46,910	41,676
Equipment and supplies	4,268	4,988
Total revenues	76,678	69,840

Cost of revenues:
Software licenses	540	407
Subscriptions and transactions	8,892	7,860
Service and maintenance	19,376	18,913
Equipment and supplies	3,211	3,679
Total cost of revenues	32,019	30,859

Gross profit	44,659	38,981

Operating expenses:
Sales and marketing	15,176	15,445
Product development and engineering	8,310	10,260
General and administrative	6,661	7,608
Total operating expenses	30,147	33,313
Core income from operations	14,512	5,668
Other income, net	128	763
Core income before income taxes	14,640	6,431
Provision for income taxes	1,260	317
Core net income	$13,380	$6,114
Diluted core net income per share	$0.52	$0.25